UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 14, 2016

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

503 North Main Street, Suite 740

Pueblo, Colorado 81003

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  800-935-8420

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure.

On November 14, 2016, GrowGeneration, Corp. (the “Company”) published a press release regarding a commercial lease entered into by the Company’s wholly owned subsidiary, GrowGeneration Nevada Corp., to rent certain premises located in 5885 S. Valley View Blvd, Las Vegas, NV 89118, to be effective from November 15, 2016 to February 28, 2022. The premises will be used by the Company to open a new store.

A copy of the press release is attached hereto as Exhibit 99.1. The information contained herein and the exhibit attached herewith shall be deemed furnished and not filed.

Section 8 – Other Events

Item 8.01. Other Events.

A form of the lease is filed herewith as Exhibits 99.2.

Exhibit No.	Description
99.1	Press release, dated November 21, 2016

99.2	Form of Commercial Lease, dated November 14, 2016, by and between GrowGeneration Nevada Corp. and Middlefork Holdings LLC

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 21, 2016	GrowGeneration Corp.

	By:	/s/ Darren Lampert
		Name:	Darren Lampert
		Title:	Chief Executive Officer

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